UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

——————

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

ENERGY FOCUS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENERGY FOCUS, INC.

32000 AURORA ROAD, SUITE B

SOLON, OHIO 44139

June 26, 2014

Dear Stockholder:

This year’s Annual Meeting of Stockholders will be held on Tuesday, July 15, 2014, at 1:00 P.M., local time, at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Suite B, Solon, Ohio 44139. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, have been made a part of this invitation.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Proxy Statement and the Notice of Internet Availability of Proxy Materials you received in the mail.

Please also note that if you hold your shares in “street name” through a bank or broker, that custodian cannot vote your shares on the election of directors without your specific instructions.

The Proxy Statement and related proxy form are first being made available on or about June 26, 2014.

Thank you for your ongoing support of, and continued interest in, Energy Focus.

Very truly yours,

James Tu
Executive Chairman

ENERGY FOCUS, INC.

32000 AURORA ROAD, SUITE B

SOLON, OHIO 44139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 15, 2014

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Energy Focus, Inc. (the “Company”) will be held on Tuesday, July 15, 2014, at 1:00 P.M., local time, at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Suite B, Solon, Ohio, for the following purposes:

1.

To elect seven directors to serve for the ensuing year or until their successors are elected and qualified, the nominees for which are as follows: Simon Cheng, William Cohen, John M. Davenport, Xin He, Michael R. Ramelot, Thomas W. Swidarski, and James Tu;

2.	To vote on a proposal to approve the Company’s 2014 Stock Incentive Plan;

3.	To vote on a proposal to approve a discretionary amendment to the certificate of incorporation to effect a reverse stock split of the Company’s common stock; and

4.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on May 16, 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on TUESDAY, JULY 15, 2014:

This proxy statement and our annual report on Form 10-K, as amended, are available at: http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

Frank Lamanna
Chief Financial Officer and Secretary

Solon, Ohio

June 26, 2014

TABLE OF CONTENTS

Information Concerning Solicitation and Voting of Proxies	1
Proposal No. 1: Election of Directors	2
Proposal No. 2: Approval of the 2014 Incentive Stock Plan	7
Proposal No. 3: Approval of Discretionary Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split of the Common Stock	15
Security Ownership of Principal Shareholders and Management	22
Executive Compensation and Other Information	24
Director Compensation	29
Independent Registered Public Accounting Firm	32
Certain Relationships and Related Transactions	33
Section 16(a) Beneficial Ownership Reporting Compliance	33
Deadline for Receipt of Stockholder Proposals for the 2015 Annual Meeting	34
Householding Information	34
Other Matters	34
Annual Report on Form 10-K	34

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

ENERGY FOCUS, INC.

32000 AURORA ROAD, SUITE B

SOLON, OHIO 44139

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

The enclosed proxy is solicited on behalf of the Board of Directors of Energy Focus, Inc., a Delaware corporation (“Energy Focus” or the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, July 15, 2014, at 1:00 P.M., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Suite B, Solon, Ohio.

The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, by mail, or by email. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold shares of Common Stock, par value $.0001 per share, of Energy Focus (“Common Stock”) in their names to furnish proxy material to the beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to Energy Focus, Inc., Attention: Frank Lamanna, 32000 Aurora Road, Suite B, Solon, Ohio 44139, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the stockholder. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a proxy issued in your name. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Record Date and Share Ownership

Only stockholders of record at the close of business on May 16, 2014 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company had 78,154,330 shares of Common Stock issued and outstanding as of the Record Date.

Voting

Each share of Common Stock held as of the Record Date entitles its holder to one vote on each matter to be acted upon at the Annual Meeting, including the election of directors. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the aggregate number of shares of Common Stock outstanding on the Record Date will represent a quorum permitting the conduct of business at the meeting. Proxies received by the Company marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. The seven nominees receiving the greatest number of votes “for” election will be elected as directors. If you do not vote for a particular director nominee, or if you indicate “withhold authority” for a particular nominee on your proxy form, your vote will not count either for or against the nominee. If your shares are held in “street” name by a broker or nominee indicating on a proxy that it does not have authority to vote on this proposal or any other proposal will result in a “broker non-vote,” which will not count as a vote for or against any of the nominees. The affirmative vote of a majority of votes cast is required for approval and adoption of the Company’s 2014 Stock Incentive Plan. Abstentions and broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of this proposal. The affirmative vote of a majority of all of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required for approval of the discretionary amendment to the certificate of incorporation to effect a reverse stock split of the Common Stock. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the seven nominees for director listed in this Proxy Statement, FOR the approval of the discretionary amendment to the certificate of incorporation to effect a reverse stock split of the common Stock, and FOR the approval of the Company’s 2014 Stock Incentive Plan.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors. Please note that if the candidacy of one or more nominees should be withdrawn, the Board may reduce the number of directors to be elected at this time. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present in person or by proxy at the Annual Meeting, the seven nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

The Company’s Bylaws provide that the number of directors of the Company shall be no less than five and no more than nine, with the exact number within such range to be fixed by the Board of Directors. The Board of Directors has fixed the current number at eight. If the seven nominees listed below are elected, there will be one vacancy on the Board of Directors. The Directors may fill the vacancy at their discretion. The Company believes it is desirable to have the vacancy available to be filled by the Directors if a person who could make a valuable contribution as a Director becomes available during the year. The Board of Directors has recommended and nominated the seven nominees listed below. Jennifer Cheng, J. James Finnerty and Jiangang Luo, who have served as directors since 2012, 2008, and 2013, respectively, have elected not to stand for re-election. The Board has nominated William Cohen and Xin He to fill two of the vacant seats.

Biographical information concerning each nominee is set forth below:

Name	Age	Director Since	Background

Simon Cheng	40	2012

Mr. Cheng has been Supply Chain Director of the Company since December 2013, in charge of the Company’s procurement and supply chain operations. From June 2013 to December 2013, he was the Company’s brand manager. Previously, he served as the Managing Director of Communal International Ltd., a group assisting clean energy companies gain market access and improve supply chain efficiencies in Asia from March 2012 to June 2013. He is a Board Director of ZW Group, a real estate and shopping center developer in China, and was the Market/Project Manager from October 2007 to March 2012. Mr. Cheng received a Bachelor’s degree in Business Administration from New York University. Mr. Cheng is the brother of Jennifer Cheng.

William Cohen	60	n/a

Mr. Cohen has served as the Chief Executive Officer of Dillon Yarn Corporation since February 2011, and President from October 1996 to February 2011. Dillon Yarn Corporation manufactures and globally distributes filament yarns, fabrics, flake, chip, staple fiber and non-woven fabric to many segments of the textile industry, including medical, technical, industrial, automotive, home furnishing and apparel. Mr. Cohen is also Chairman and Chief Executive Officer of Atlas Oral Health Care LLC, Chairman and Chief Executive Officer of GAWI, LLC d/b/a Arctic Ease, a Partner in Fabricated Metals and Commodore Factors, and President of Morristown Helicopter Services Inc. He is a member of the Tel Aviv University Board of Governors and Chairman Emeritus of American Friends of Tel Aviv University. Mr. Cohen attended C.W. Post of Long Island University. He is also a commercial helicopter and airplane pilot.

John M. Davenport	69	2005

Mr. Davenport served as the President of the Company from May 2008 to July 2012, and remains an employee serving as the Company’s Chief Scientist. He joined the Company in November 1999 as Vice President and Chief Technology Officer, served as the Chief Operating Officer from July 2003 to July 2005, and the Chief Executive Officer from July 2005 until May 2008. Prior to joining Energy Focus, Mr. Davenport served as President of Unison Fiber Optic Lighting Systems, LLC, from 1998 to 1999. Mr. Davenport began his career at GE Lighting in 1972 as a research physicist and thereafter served 25 years in various capacities including GE Lighting's research and development manager and as development manager for high performance LED projects. He is a recognized expert in light sources, lighting systems and lighting applications, with special emphasis in low wattage discharge lamps, electronic ballast technology and distributed lighting systems. Mr. Davenport received a Master’s degree in Physics and a Bachelor of Science degree in Physics from John Carroll University.

Xin He	41	n/a

Mr. He has served as Deputy Chief Financial Officer of AMC Entertainment Holdings, Inc. since May 2012, a publicly traded company principally involved in the theatrical exhibition business owning and operating theatres primarily located in the United States. From December 2010 to May 2012, he served as Financial Controller of Xinyuan Real Estate Co., a publicly traded developer of large scale, high quality residential real estate projects. From August 2009 to December 2010, Mr. He served as Chief Financial Officer of China International Transportation Holding Group, a shipping and logistics company. Previously, Mr. He served as an auditor at Ernst & Young, LLP, and held various role at a textile trading corporation. Mr. He obtained a Master of Science in Taxation from Central University of Finance and Economics in Beijing, and a Master of Science in Accounting from Seton Hall University. He is a Certified Public Accountant.

Michael R. Ramelot	69	2013

Mr. Ramelot has been a consultant since 2002 on many projects, including project leader on BlackLine system implementations to enhance the financial close process of several multi-million dollar companies; project leader on due diligence, accounting valuations and appraisals related to acquisitions; researched and prepared position papers for companies on complex accounting issues; prepared various Securities and Exchange Commission (“SEC”) filings; and assessed and implemented compliance with Section 404 of Sarbanes-Oxley at several companies. Prior to becoming a consultant, Mr. Ramelot served as the Chief Financial Officer of Compro Packaging LLC from 1991 to 1996 and President and Chief Financial Officer from 1996 to 2005. Mr. Ramelot received a Master’s degree in Business Administration from the University of Santa Clara and a Bachelor of Science degree in accounting from St. Mary’s College. He is a Certified Public Accountant.

Thomas W. Swidarski	55	2014

Mr. Swidarski has served as the non-executive chairman of Asurint, a privately held company in the background verification industry since January 2014. He also serves on the Board of Directors of Altra Industrial Motion Corp., a publically traded $700 million leading global designer, producer and marketer of a wide range of electromechanical power transmission products. Mr. Swidarski previously served as the Chief Executive Officer and President of Diebold Incorporated, a $3 billion global leader in designing, manufacturing and distributing self service ATMs in over 100 countries, from December 2005 to January 2013. Prior to becoming Chief Executive Officer and President, Mr. Swidarski served in various capacities including Chief Operating Officer, Senior Vice President of Financial Self-Service Group, and held various strategic development and marketing positions at Diebold since joining the company in 1996. He holds a Master’s degree in Business Administration from Cleveland State University and a Bachelor of Arts degree in marketing from the University of Dayton.

James Tu	45	2012

Mr. Tu has served as the Executive Chairman and Chief Executive Officer of the Company since May 2013. He served as the non-Executive Chairman of the Board from December 2012 to April 2013. He is also the Founder, Chief Executive Officer and Chief Investment Officer of 5 Elements Global Advisors, an investment advisory and management company focusing on investing in clean energy companies. Additionally, he is Co-Founder and Managing Partner of Communal International Ltd., a British Virgin Islands company dedicated to assisting clean energy solutions companies maximize their technology and product potential and gain access to global marketing, distribution licensing, manufacturing and financing resources. Previously, he served as the Director of Investment Management of Gerstein Fisher & Associates, and an equity analyst at Dolphin Asset Management Corp. Mr. Tu received a Master’s degree in Business Administration in finance from Baruch College and a Bachelor of Science degree in electrical engineering from Tsinghua University.

n/a – date is not applicable.

Vote Required and Board of Directors Recommendation

The seven nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

Corporate Governance

Director Independence

The Board of Directors has determined that each of the following current directors and director nominees is independent within the meaning of the listing standards of The NASDAQ Stock Market:

Jennifer Cheng
William Cohen
J. James Finnerty
Xin He
Jiangang Luo
Michael R. Ramelot
Thomas W. Swidarski

In this Proxy Statement these seven directors and director nominees are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” The shares of the Company’s Common Stock are traded on the OTCQB Marketplace and the Board has selected the independence requirements in the listing standards of the NASDAQ Stock Market as the applicable standard for assessing the independence of its directors.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held a total of nine meetings during the fiscal year ended December 31, 2013, including six regular meetings and three special meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors’ serve. In addition, the Board acted numerous times by written consent as permitted under Delaware law. The Board of Directors has established a Compensation Committee and an Audit and Finance Committee. The Board has determined that each director who serves on these committees is an Independent Director. The Board has approved a charter for the Compensation Committee, and the Audit and Finance Committee, and has adopted Corporate Governance Guidelines. In October 2013, the Board dissolved the Nominating and Corporate Governance Committee, which did not meet in 2013, and the full Board has assumed the responsibilities of that committee.

The Company does not have a policy regarding attendance by the directors at the Company’s Annual Meeting. Mr. Tu, Mr. Cheng, Mr. Davenport, Mr. Finnerty, Mr. Luo and Mr. Ramelot were present at the last Annual Meeting held September 26, 2013.

Compensation Committee

The Company has a standing Compensation Committee of the Board of Directors, currently consisting of Mr. Finnerty, as chairman, Ms. Cheng and Mr. Ramelot. Mr. Finnerty and Ms. Cheng are not standing for re-election to the Board of Directors at the Annual Meeting. It is expected that the Board will appoint Mr. Swidarski as chairman of the Compensation Committee and appoint Mr. Cohen and Mr. He to replace Ms. Cheng and Mr. Ramelot as members of the Compensation Committee. The Compensation Committee held five meetings in 2013. The Board has approved a charter for the Compensation Committee. A copy of this charter can be found on the Company’s website at http://www.energyfocusinc.com.

The Compensation Committee reviews and recommends to the Board corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluates his performance in light of such goals and objectives, and sets his compensation level based on this evaluation; develops and recommends to the Board compensation arrangements for other executive officers of the Company, reviews and recommends to the Board incentive compensation plans and equity-based plans, and administers such plans; reviews and recommends to the Board all other employee benefit plans for the Company; and reviews and makes recommendations to the Board regarding compensation of the Board of Directors. The authority of the Compensation Committee may be delegated to a subcommittee of the Compensation Committee, consisting of one or more directors. The Chief Executive Officer may provide recommendations regarding compensation of other executive officers. The Compensation Committee is empowered to retain consultants for advice on compensation matters. During 2013, the Compensation Committee retained Findley Davies to provide consulting services in connection with Mr. Tu’s compensation program, which included providing a market analysis for base salary, variable and long term compensation.

No director currently serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. No interlocking relationships exist between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Audit and Finance Committee

The Company’s Audit and Finance Committee acts as the standing audit committee of the Board of Directors. The Audit and Finance Committee of the Board of Directors, which currently consists of Mr. Ramelot as chairman, Mr. Finnerty and Mr. Luo, held four meetings in 2013. Mr. Finnerty and Mr. Luo are not standing for re-election to the Board of Directors at the Company’s Annual Meeting. It is expected that the Board will appoint Mr. Swidarski and Mr. He to fill the vacancies after the Annual Meeting. The Board of Directors has determined that Mr. Ramelot and Mr. He are “audit committee financial experts,” as defined under the rules of the SEC, and that each Audit and Finance Committee member is independent within the meaning of the listing standards of The NASDAQ Stock Market. The Board has approved a charter for the Audit and Finance Committee. A copy of this charter can be found on the Company’s website at http://www.energyfocusinc.com.

The Audit and Finance Committee’s primary functions are to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements and other financial information, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent registered public accounting firm. Other specific duties and responsibilities of the Audit and Finance Committee are to: appoint, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm's relationship with the Company; and meet with the independent registered public accounting firm and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

Director Nominations

The Board of Directors sets the size of the Board and nominates directors for election at each annual meeting and elects new directors to fill vacancies when they arise. The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Board selects candidates for directors based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. They believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Board of Directors believes it appropriate for a majority of the members of the Board to meet the definition of “Independent Director” under the rules of the NASDAQ Stock Market.

In the event that a director does not wish to continue in service, a vacancy is created on the Board as a result of a resignation, the Board increases the size of the Board or certain other events affecting the composition of the Board, the Board will consider various candidates for Board membership, including those suggested by other Board members, by any executive search firm engaged by the Board, and by stockholders. Mr. Swidarski, who joined the Board in May 2014, and Mr. He, who is a nominee for election, were identified as candidates for director by Mr. Tu. Mr. Cohen, who is a nominee for election at the Annual Meeting, is a stockholder of the Company. A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Board in writing, with any supporting material the stockholder considers appropriate, at the following address: Energy Focus, Inc., 32000 Aurora Road, Suite B, Solon, Ohio 44139.

PROPOSAL NO. 2: APPROVAL OF THE 2014 STOCK INCENTIVE PLAN

On May 6, 2014, the Board of Directors, upon the recommendation of the Compensation Committee, approved the Energy Focus, Inc. 2014 Stock Incentive Plan (the “2014 Plan”), subject to stockholder approval.

Background

As of March 31, 2014, the Company had outstanding 4,533,372 options to purchase Common Stock with a weighted average exercise price of $1.03 and a weighted average remaining term of 8.2 years, 319,591 shares of restricted stock and 12,195 restricted stock units granted under the Energy Focus, Inc. 2008 Incentive Stock Plan (the “2008 Plan”) and 2004 Stock Incentive Plan (the “2004 Plan” and, together with the 2004 Plan, the “Prior Plans”).

The Company currently has the ability under the 2008 Plan to award stock options, restricted stock awards, stock units and stock appreciation rights and, as of March 31, 2014, had a total of 732,733 shares available for future awards. Based on the current average annual rate at which the Company has issued stock options and restricted stock awards to participants under the 2008 Plan, we estimate that the shares available for future awards under the 2008 Plan will be insufficient to support future awards beginning with grants anticipated for 2015.

The Compensation Committee and the Board believe that our provision of equity compensation has been a key factor in aligning the interests of our employees, officers and directors with those of our stockholders by providing an incentive to increase stockholder value. Moreover, equity awards have been, and will continue to be, an important factor contributing to our ability to provide incentive-based compensation, compete for and retain talented executives and other personnel.

In recommending the number of shares issuable under the 2014 Plan, the Compensation Committee considered the important role that equity compensation has played over the past several years in providing flexibility in the manner in which employees have been compensated and its ability to incentivize achievement of the Company’s goals. Due to the Company’s cash position, the Company has used its equity award program to attract and retain its Chief Executive Officer and other employees who have been central to its efforts to restructure the organization to focus on growing its LED lighting retrofit business. Given the management changes that have occurred over the past few years, we anticipate that we will continue to utilize equity awards as a significant element of the compensation packages to our management team.

The 2014 Plan would make 6,000,000 shares available for new awards. Shares subject to awards that are outstanding under the Prior Plans will not become available for future grants under the 2014 Plan if they are cancelled, forfeited or expire prior to being exercised and any shares that remain available for grant under the Prior Plans as of the effective date of the 2014 Plan will not become part of the pool of shares available under the 2014 Plan. The awards outstanding under the Prior Plans include options that have a weighted average exercise price of $1.03 as of March 31, 2014, which exceeds the current market price for the Company’s Common Stock of $0.57 as of June 23, 2014. As of March 31, 2014, approximately 1.5 million of these option shares had an exercise price that was at or above the June 23rd market price.

The Compensation Committee also considered historical amounts of equity awards the Company has granted over the past three years. The following table sets forth the number of stock options and time-based restricted shares or units granted by the Company in the years ended December 31, 2013, 2012 and 2011. In addition, the table provides the weighted average number of shares of Common Stock outstanding in the year indicated.

Fiscal Year	Number of Stock Options Granted	Number of Time-Based Restricted Stock Awards Granted	Weighted Average Shares of Common Stock Outstanding
2013	2,079,500	51,219	47,792,000
2012	120,000	--	41,322,000
2011	1,040,000	--	24,669,000

If our stockholders approve the 2014 Plan, we believe that, based on our past practices, the shares authorized for issuance under the 2014 Plan will support awards for the next three to four years. In addition, following stockholder approval, no further awards will be made under the Prior Plans.

We also are seeking stockholder approval of the 2014 Plan so that compensation attributable to grants under the 2014 Plan may qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue

Code of 1986, as amended (the “Code”). See “Overview of the 2014 Plan – Performance – Based Compensation Awards” herein.

Overview of the 2014 Plan

The purpose of the 2014 Plan is to enhance stockholder value by linking the compensation of our officers, non-employee directors and key employees to increases in the price of our Common Stock and the achievement of other performance objectives, and to encourage ownership in our Common Stock by key personnel whose long-term employment is considered essential to our continued progress and success. The 2014 Plan is also intended to assist us in recruiting new directors and employees and to motivate, retain and encourage such directors and employees to act in the stockholders’ interest and share in our success.

The 2014 Plan is an “omnibus” plan that provides for several different kinds of awards, including stock options, stock appreciation rights (“SARs”), stock awards and other stock-based awards. The 2014 Plan generally permits the same types of awards as could be granted under the 2008 Plan, but also specifically provides for performance-based cash awards and permits more flexible terms than the 2008 Plan, which will provide us with greater discretion in structuring award programs. The 2014 Plan does not have an “evergreen” feature, so that any increase in the number of authorized shares other than as specifically set forth in the 2014 Plan will require stockholder approval.

The following summary of the material terms of the 2014 Plan is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Shares Authorized for Issuance under the 2014 Plan; Share Counting Procedure

A maximum of 6,000,000 shares are proposed to be available for awards under the 2014 Plan.

Shares (i) delivered (or withheld upon settlement) under the 2014 Plan, in payment of the exercise price of a stock option or in payment of tax withholding obligations with respect to stock options or SARS, and (ii) subject to a SAR under the 2014 Plan that are not issued in connection with a stock settlement on exercise of the SAR, will not be added back to the total shares available under the 2014 Plan. Similarly, shares reacquired by us using cash proceeds from the exercise of stock options under the 2014 Plan will not be added back to the total shares available under the 2014 Plan. The limitation described above with respect to shares delivered or withheld in payment of tax withholding obligations does not apply to shares underlying awards other than stock options and SARs.

The maximum number of shares underlying incentive stock options (within the meaning of Section 422 of the Code) that may be granted under the 2014 Plan is 1,000,000.

Limitations on Individual Awards

The 2014 Plan also contains limitations on the size of awards that can be provided to an individual participant, as follows:

●	The maximum number of shares underlying stock options or SARs that can be granted to an employee in any calendar year is 1,500,000.

●

The maximum number of shares underlying stock awards and other stock-based awards granted to an employee in any 12 month period that are intended to qualify for the exemption from the $1 million deduction limit under Section 162(m) of the Code is 800,000.

●	The maximum dollar amount of a dollar-denominated award granted to a participant in any 12 month period that is intended to qualify for the exemption under Section 162(m) of the Code is $750,000.

Eligible Participants

All of our non-employee directors and officers, as well as other key employees selected by the Board or Board committee administering the 2014 Plan, are eligible to receive awards under the 2014 Plan. Consultants who provide bona fide services to us also are eligible to participate in the 2014 Plan, provided that the consultants’ services are not in connection with the offer and sale of our securities in a capital-raising transaction and the consultants do not directly or indirectly promote or maintain a market in our securities. Incentive stock options may only be granted to our employees and employees of our “subsidiaries” (as defined in the 2014 Plan).

Administration

The 2014 Plan will be administered by the Board or a committee designated by our Board, that satisfies applicable independence requirements of the principal U.S. national securities exchange on which the shares are traded. It is expected that the 2014 Plan will be administered by our Compensation Committee. The administrator has the authority, among other things, to determine the employees, directors and consultants to whom awards may be granted, determine the number of shares subject to each award, determine the type and the terms of any award to be granted, approve forms of award agreements, interpret the terms of the 2014 Plan and awards granted under the Plan, adopt rules and regulations relating to the 2014 Plan and amend awards, subject to limitations set forth in the 2014 Plan, including a limitation generally prohibiting an amendment that materially impairs any outstanding award without the written agreement of the participant. The administrator may delegate day-to-day administration of the 2014 Plan to one or more individuals.

To the extent that the administrator determines it desirable that an award to a person who is, or may in the future be, a “covered employee” (as defined under Section 162(m) of the Code) should qualify as “qualified performance-based compensation” within the meaning of Section 162(m), the award will be made by a committee consisting of at least two “outside directors” as defined for purposes of Section 162(m) (which, if it so qualifies, may be the administrator). In addition, in order to meet the requirements imposed under Section 16 of the Securities Exchange Act of 1934, as amended, awards granted to officers and directors under the 2014 Plan may only be made by the entire Board or a committee of “non-employee directors,” as defined under Section 16 of the Exchange Act (which, if it so qualifies, may be the administrator).

Term

The 2014 Plan will become effective upon approval by the Company’s stockholders, and will terminate ten years after such approval.

Types of Awards

Stock Options and Stock Appreciation Rights

The 2014 Plan authorizes the grant of stock options (which may be either incentive stock options within the meaning of Section 422 of the Code, which are eligible for special tax treatment, or nonqualified stock options) and SARs. The aggregate fair market value of shares, determined as of the date of grant, for which any employee may be granted incentive stock options that are exercisable for the first time in any calendar year may not exceed $100,000. To the extent that an incentive stock option exceeds the $100,000 threshold, or otherwise does not comply with the applicable conditions of Section 422 of the Code, the stock option will be treated as a non-qualified stock option.

The term of a stock option granted under the 2014 Plan cannot be longer than 10 years from the date of grant, and the exercise price per share underlying the option may not be less than the fair market value of a share of our Common Stock on the date of grant. The administrator will determine the acceptable forms of consideration for exercise of the option, which may include cash, check or wire transfer; shares of our Common Stock held for at least six months; our withholding of shares otherwise issuable upon exercise of the stock option; a broker assisted sale and remittance program acceptable to the administrator that complies with applicable law; and such other consideration as is permitted by applicable law; or any combination of the foregoing. Re-pricing of options (i.e., reducing the exercise price or cancelling an option in exchange for cash, another award or an option with a lower exercise price) is not permitted under the 2014 Plan without approval of our stockholders.

The 2014 Plan permits the grant of SARs related to a stock option or other award, which is commonly referred to as a “tandem SAR.” An SAR may be granted in tandem with a stock option either at the time of the stock option grant or thereafter during the term of the stock option. The 2014 Plan also permits the grant of SARs separate and apart from the grant of another award, which is commonly referred to as a “freestanding SAR.” Tandem SARs typically may be exercised upon surrender of a related stock option to the extent of an equivalent number of shares of Common Stock. SARs entitle the grantee, upon exercise of SARs, to receive a payment equal to the excess of the fair market value (on the date of exercise) of the designated number of shares of Common Stock underlying the SAR over the fair market value of such shares of Common Stock on the date the SAR was granted or, in the case of a SAR granted in tandem with a stock option, on the date the stock option was granted. Payments by us in respect of a SAR may be made in shares of our Common Stock, in cash, or partly in cash and partly in shares of Common Stock, as the administrator may determine. The term of SARs granted under the 2014 Plan cannot be longer than ten years from the date of grant, and otherwise will be subject to the same terms and conditions applicable to stock options.

Stock Awards and Other Stock-Based Awards

Under the 2014 Plan, the administrator may grant participants stock awards, which may involve the award of shares or the award of stock units representing an amount equivalent in value to the fair market value of a share, payable in cash, property or shares. The administrator may also grant participants any other type of equity-based or equity-related award, including the grant or offer for sale of unrestricted shares of Common Stock, as well as cash-based bonuses subject to the attainment of one or more of the performance criteria described below under “Qualified Performance-Based Compensation.” Stock awards and other stock-based awards are subject to terms and conditions determined by the administrator and set forth in an award agreement, which may include conditions on vesting, achievement of performance conditions and other provisions consistent with the 2014 Plan as may be determined by the administrator.

Qualified Performance-Based Compensation

The administrator may specify that all or a portion of an award is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and other specified executive officers, as described under “Code Section 162(m)” below. “Qualified performance-based compensation” is specifically excluded from this deduction limit.

The 2014 Plan permits the administrator to impose objective performance criteria to be met with respect to stock awards and other stock-based awards so that the grants are considered “qualified performance-based compensation.” If an award (other than a stock option or SAR) is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, the performance criteria must be based on one or more business criteria which apply to the individual, business unit or corporation as a whole, such as stock price, market share, sales, earnings per share, return on equity, or costs.

The administrator will (within the first quarter of the performance period, but in no event more than 90 days into that period) establish the specific performance criteria (including thresholds for payment and whether to exclude certain extraordinary, non-recurring, or similar items) and amounts to be paid if the performance criteria is met (subject to the right of the administrator to exercise discretion to reduce payment amounts following the conclusion of the performance period).

Dividends

The administrator may provide for payment of dividends or dividend equivalents on the shares of Common Stock subject to an award, other than stock options and SARs, prior to vesting. However, dividends and dividend equivalents will not be paid on any stock award or stock-based award that vests upon the achievement of performance goals prior to the date the performance goals are satisfied and the award is earned, and then shall be payable only with respect to the number of shares or stock units actually earned under the award. Dividends or dividend equivalent payments may be paid in cash, shares or stock units, or may be credited to a participant’s account and settled in cash, shares or a combination of cash or shares upon vesting of the underlying award. The administrator may, in its discretion, provide that payment of dividend equivalents is subject to specified conditions and contingencies.

Transferability

Unless determined otherwise by the administrator, awards are not transferable, other than by beneficiary designation, will or the laws of descent and distribution. The administrator may make an award transferable by a participant only if the participant does not receive consideration for the transfer.

Termination of Board Membership or Employment

The administrator may specify the effect of termination of service as a director or termination of employment on an award at the time of grant, subject to the administrator’s right to modify the award terms after the date of grant in accordance with the terms of the 2014 Plan. In the absence of such specification, the following provisions apply.

Stock Options and SARs

•	Non-vested stock options held by non-employee directors will be forfeited upon the termination from Board membership of the director.

•

Vested stock options held by a non-employee director whose membership on the Board terminates will remain exercisable for the lesser of one year from the termination or the remaining term of the option.

•

Upon termination of an employee or termination from membership on the Board by a non-employee director due to death or disability, any unvested stock options will vest, and all stock options held by the employee or non-employee director on the date of such termination will remain exercisable for the lesser of one year after such termination or the remaining term of the stock option.

•	Upon termination of employment due to retirement, vested stock options will remain outstanding for the lesser of one year or the remaining term of the stock option.

•

Any other termination of employment, other than termination for cause, will result in immediate cancellation of all unvested stock options; vested stock options will remain exercisable for the lesser of 90 days after such termination or the remaining term of the stock option.

•

Upon termination for “cause” (as defined in the 2014 Plan, subject to a different definition that may be included in a participant’s award agreement, employment agreement or severance agreement), all outstanding stock options will be immediately cancelled.

Stock and Other Stock-Based Awards

•

Unless otherwise provided in an award agreement, unvested stock awards or other stock-based awards will fully vest upon termination from Board membership of a non-employee director or termination of employment of an employee due to disability or death; in the case of stock awards or other stock-based awards that vest upon the achievement of performance goals, the vested amount will be based upon the target award.

•	Upon any other termination of employment or termination from membership on the Board by a non-employee director, all outstanding unvested stock awards and other stock-based awards will be cancelled.

Change of Control

In the event of a change of control of the Company (as defined in the 2014 Plan), unless the administrator has determined otherwise with respect to a particular award:

•

All outstanding unvested stock options and SARs become fully vested and exercisable if not assumed, or substituted with a new award, by the successor to the Company. If assumed or substituted by the successor to the Company, such unvested stock options and SARs will become fully exercisable and vested if a participant’s employment is terminated (other than a termination for cause) within two years following a change of control.

•

If an employee’s employment is terminated within two years after a change of control for any reason other than death, retirement, disability or termination for cause, each outstanding stock option or SAR that is vested following such termination will remain exercisable until the earlier of the third anniversary of termination or the expiration of the term of the stock option or SAR.

•

All restrictions and conditions on outstanding unvested stock awards, stock unit awards, and other stock-based awards that are not assumed or substituted with a new award by the successor to the Company will lapse and such awards shall become fully vested, and any such awards that are performance-based will be deemed fully earned at the target amount. All stock awards, stock unit award and other stock-based awards shall be settled or paid within thirty days of vesting. If assumed or substituted by the successor to the Company, any stock awards, stock unit awards and other stock-based awards shall become fully vested if a participant’s employment is terminated (other than a termination for cause) within two years following a change of control, and any performance based award shall be deemed fully earned at the target amount.

Amendment and Termination of 2014 Plan

The administrator may at any time amend, alter or discontinue the 2014 Plan or any award made under the plan, subject to approval by our stockholders to the extent required by applicable law. Unless approved by our stockholders, the administrator may not increase the maximum aggregate number of shares of Common Stock that may be subject to awards granted under the 2014 Plan, reduce the minimum exercise price for stock options or SARs, or reprice (i.e., reduce the exercise price or cancel in exchange for cash, another award or an option or SAR with a lower exercise price) outstanding stock options or SARs, as prohibited by the 2014 Plan. As noted above, an amendment to an award under the 2014 Plan may not, without the written agreement of the participant, materially impair the award.

Capitalization Adjustments

Upon the occurrence of an event that affects our capital structure (such as a stock dividend, stock split, reverse stock split or recapitalization), an extraordinary cash dividend or a merger, consolidation, acquisition of property or shares, reorganization, liquidation or similar event affecting us, our Board or the administrator may make such substitutions or adjustments as it deems appropriate and equitable, including with respect to (i) the number of shares issuable under the 2014 Plan, (ii) the number and kind of shares covered by each outstanding award, (iii) the price per share subject to each such outstanding award, (iv) individual limits with regard to stock options and SARs, (v) individual limits with regard to stock awards, other stock-based awards and dollar-denominated awards intended to qualify for the exemption under Section 162(m) of the Code, and (vi) the performance criteria listed under “Qualified Performance-Based Compensation” above.

Deferred Compensation

Unless the administrator determines otherwise, it is intended that no award granted under the 2014 Plan will be “deferred compensation” for purposes of Section 409A of the Code. If the administrator determines that an award is subject to Section 409A, the terms and conditions governing that award, including rules for elective or mandatory deferral of delivery of cash or shares of Common Stock and rules relating to treatment of awards in the event of a change of control, will be set forth in the applicable award agreement and will be required to comply with Code Section 409A.

Conversion Awards

The 2014 Plan permits the administrator to authorize conversion or substitution under the 2014 Plan of all stock options, SARs or other stock awards held by awardees of any entity acquired by us. These conversion awards will not be subject to several limitations in the 2014 Plan, including limitations on shares authorized for issuance under the 2014 Plan, limitations on individual awards under the 2014 Plan, and minimum exercise price of stock options.

Grants Under the Plan

As of the date of this proxy statement, no awards have been granted under the 2014 Plan and none will be granted unless and until the 2014 Plan is approved by our stockholders. Grants under the 2014 Plan are discretionary, so it is not possible to predict the number of shares of Common Stock that will be awarded or who will receive awards under the 2014 Plan. The closing price of a share of our Common Stock, as reported on the OTCQB Marketplace on June 23, 2014, was $0.57.

Tax Matters

The following is a general summary of the United States federal income tax consequences to us and participants in the 2014 Plan. The following is only a general description intended for the information of stockholders and not as tax guidance for participants as consequences may vary depending on the types of awards granted, the identity of the participants and the method of payment or settlement. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. In addition, this summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

Incentive Stock Options

A participant will not recognize income upon the grant of an incentive stock option. A participant will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain and we will not be entitled to a tax deduction (although, for alternative minimum tax purposes, a participant must include the excess of the fair market value of the stock over the exercise price in alternative minimum taxable income for the year of exercise). If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a “disqualifying disposition” and will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price; we will be entitled to a tax deduction equal to that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time a participant holds shares prior to the disposition.

Nonqualified Stock Options

A participant will not recognize income upon the grant of a nonqualified stock option. A participant will recognize income upon the exercise of a nonqualified stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have short-term or long-term capital gain or loss, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.

SARs

The grant of a SAR will result in no tax consequences for the participant or us. A participant generally will recognize ordinary income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received less the exercise price, and we will be entitled to a tax deduction in that amount. Upon the sale of any stock received, the participant will have short-term or long-term capital gain or loss, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised.

Stock Awards and Other Stock-Based Awards

As a general rule, a participant will recognize ordinary income at the time of delivery of shares of Common Stock or payment of cash under the 2014 Plan. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable as long-term or short-term capital gain, depending on the length of time the participant held the shares, when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant. However, if shares of Common Stock, when delivered, are subject to substantial risk of forfeiture by reason of any employment or performance related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under Section 83(b) of the Code.

Code Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of its other four most highly paid executive officers (not including the chief financial officer). Performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and SARs granted under the 2014 Plan are intended to qualify as “qualified performance-based compensation.” Other awards will be “qualified performance-based compensation” if they are so designated and if their grant, vesting or settlement is subject to the performance criteria set forth in the 2014 Plan. Stock awards and other stock-based awards that vest solely upon the passage of time do not qualify as “qualified performance-based compensation.”

Code Section 409A

To the extent that any award under the 2014 Plan is or may be considered to constitute deferred compensation subject to Code Section 409A, the Company intends that the terms and administration of such award shall comply with the provisions of such section, applicable Internal Revenue Service guidance and good faith reasonable interpretations thereof.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ENERGY FOCUS, INC. 2014 STOCK INCENTIVE PLAN.

PROPOSAL NO. 3: APPROVAL OF DISCRETIONARY AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK

Our Board of Directors has adopted a resolution approving and recommending to the Company’s stockholders for their approval a proposal to amend our certificate of incorporation to effect a reverse split of our outstanding shares of Common Stock within a range of one share of Common Stock for every seven shares of Common Stock to one share of Common Stock for every fifteen shares of Common Stock, with the exact reverse ratio to be set within this range as determined by the Board in its sole discretion prior to the effective time of the reverse stock split. The amendment to the certificate of incorporation would also reduce the number of authorized shares of Common Stock by the same ratio selected by the Board for the reverse stock split.

If the stockholders approve this Proposal No. 3, the Board will have the authority to decide, at any time within one year after stockholder approval is obtained, whether to implement the reverse stock split and the precise ratio of the reverse stock split. If the Board decides to implement the reverse stock split, the reverse stock split will become effective upon the filing of the amendment to our certificate of incorporation with the Secretary of State of the State of Delaware (the “Reverse Split Amendment”).

The Board reserves the right, even after stockholder approval, to abandon the proposed Reverse Split Amendment if the Board determines that it is not in the best interests of the Company and our stockholders. If the Reverse Split Amendment is not implemented by the Board within one year after stockholder approval is obtained, the proposal will be deemed abandoned, without any further effect.

The form of the proposed Reverse Split Amendment to accomplish the reverse stock split is attached to this Proxy Statement as Appendix B.

Background and Reasons for the Reverse Stock Split

The primary objectives of the Board for the reverse stock split are to (i) raise the per share trading price of our Common Stock to a level that would meet the minimum required to obtain listing of our Common Stock on a national securities exchange and that would be more attractive to investors and (ii) otherwise improve the marketability of the Common Stock.

The Common Stock is currently available for trading in the over-the-counter market and is quoted on the OTCQB Marketplace under the symbol “EFOI.” As of June 23, 2014, the last reported closing price of our Common Stock was $0.57. We are considering potentially seeking the listing of our Common Stock on the NASDAQ Capital Market or another national securities exchange. We anticipate that to secure the listing of the Common Stock we may need to implement a reverse stock split so that the trading price of our Common Stock exceeds the minimum required by applicable initial listing requirements. In order to qualify for listing on the NASDAQ Capital Market, our stockholder’s equity must be at least $5 million and the closing price of our Common Stock must be at least $3.00 (or in some circumstances, an initial bid price of $4.00) per share and, following initial listing, maintenance of a continued price of at least $1.00 per share is required. We cannot provide any assurance that following the reverse stock split our minimum bid price would be or remain over the minimum bid price requirement of any such stock exchange or that we will otherwise quality for such a listing.

The Board also believes the anticipated increase in the trading price of our Common Stock resulting from the reverse stock split could make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. The Board believes that the reverse stock split may make our Common Stock a more attractive and cost effective investment for many investors, which may enhance the liquidity of the holders of our Common Stock. Accordingly, our Board believes that approval of the reverse stock split is advisable and the best interests of the Company and our stockholders.

Board Discretion to Implement the Reverse Stock Split

The Board believes that having the discretion to determine the exact reverse split ratio within the specified range of one-for-seven to one-for-fifteen provides the flexibility to react to market conditions and act in the best interests of the Company and our stockholders. The Company believes that giving the Board the authority, but not the requirement, to execute a reverse stock split as well as the availability of a range of reverse split ratios will provide it with the flexibility to implement the reverse stock split, if it does at all, in a manner designed to achieve the desired results of the reverse stock split. In determining whether to implement the reverse stock split and the precise reverse stock split ratio, if any, the Board may consider, among other things, factors such as:

●	the initial listing requirements of various stock exchanges;

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse stock split on the trading market for our Common Stock;

●	the impact on the Company’s capitalization, including the number of authorized but unissued common shares resulting from the ratio;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

●	projections for our financial condition and results of operations over various time horizons;

●	potential acquisition or financing opportunities; and

●	prevailing general market and economic conditions.

In determining the reverse split ratio, the Board would seek to set the ratio at a level that is in the best interests of the Company and our stockholders at the time of the reverse stock split.

Principal Effects of the Reverse Stock Split

Effect on Issued and Outstanding Common Stock

After the effective date of the reverse stock split, each stockholder will own a reduced number of shares of Common Stock. As of the Record Date, 78,154,330 shares of Common Stock were issued and outstanding. Depending on the ratio for the reverse stock split determined by our Board, a minimum of seven and a maximum of fifteen shares of existing Common Stock will be combined into one new share of Common Stock and the number of shares authorized for issuance will be proportionately reduced. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-7	11,164,904
1-for-8	9,769,291
1-for-9	8,683,814
1-for-10	7,815,433
1-for-11	7,104,939
1-for-12	6,512,861
1-for-13	6,011,872
1-for-14	5,582,452
1-for-15	5,210,289

The actual number of shares issued after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The reverse stock split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Effect on Authorized Shares of Common Stock

In connection with the reverse stock split, the Company will reduce the number of authorized shares of Common Stock under our certificate of incorporation in proportion to the reverse ratio determined by the Board. Our certificate of incorporation currently authorizes us to issue a maximum of 150,000,000 shares of Common Stock, $0.0001 par value per share, and 2,000,000 shares of preferred stock, $0.0001 par value per share. Depending on the reverse ratio chosen by the Board, if any, the certificate of incorporation will be amended to reduce the number of authorized shares of Common Stock and preferred stock, as set forth in the Reverse Split Amendment.

Effect on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, restricted stock units, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, restricted stock units, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares subject to vesting under restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities and our 2014 Plan (if such plan is approved) or our 2008 Incentive Stock Plan (if the 2014 Plan is not approved) and our 2013 Employee Stock Purchase Plan will be adjusted proportionately based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.

Par Value of Common Stock and Accounting Matters

The reverse stock split will not affect the par value of our Common Stock, which will remain at $0.0001 per share. As a result, as of the effective time of the reverse stock split, the stated capital attributable to our Common Stock on the Company’s balance sheet (which consists of the par value per share of our Common Stock multiplied by the aggregate number of the issued shares of Common Stock) will be reduced proportionately based on the reverse stock split ratio selected by the Board, and the additional paid-in-capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of Common Stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be increased as a result of the reverse stock split because there will be fewer shares of Common Stock outstanding.

Not a Going Private Transaction

The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, holders of our Common Stock will not be entitled to dissenters’ rights or appraisal rights with respect to the reverse stock split.

Risks Associated with Reverse Stock Split

A primary objective of the proposed reverse stock split is to combine the issued and outstanding shares of Common Stock into a smaller number of shares so that the shares of Common Stock will trade at a higher price per share than recent trading prices. Although the Company expects that the reverse stock split would result in an increase in the market price of our Common Stock, the reverse stock split may not increase the market price of our Common Stock in proportion to the reduction in the number of issued shares of Common Stock or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the SEC. If the reverse stock split is accomplished and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split. The history of similar reverse splits for companies in similar circumstances is varied. We cannot predict the effect of any reverse stock split upon the market price over an extended period.

Although the Board believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

●

There can be no assurance that the market price per share of Common Stock after the reverse stock split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split.

●

The total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

●

The reduced number of outstanding shares of Common Stock resulting from a reverse stock split could adversely affect the liquidity of our Common Stock. Although the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

●

A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of Common Stock. A purchase or sale of an odd lot may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the reverse stock split may be required to pay higher transaction costs if they sell their shares of Common Stock.

Implementation of the Reverse Stock Split

Effective Time

If this proposal is approved at the Annual Meeting and the Board elects, in its sole discretion, at any time during the one year following stockholder approval to implement the reverse stock split, the reverse stock split will become effective upon the filing (the “Effective Time”) of the Reverse Split Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will effect the reverse stock split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. At the Effective Time, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse split ratio determined by the Board. As soon as practical after the Effective Time, the stockholders will be notified that a reverse stock split has been effected.

Our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law, if, at any time prior to filing the amendment to the Company’s certificate of incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. If a certificate of amendment effecting the reverse stock split has not been filed with the Secretary of

State of the State of Delaware within one year after approval by the stockholders, our Board will abandon the reverse stock split.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be traded in the over-the-counter market and quoted on the OTCQB Marketplace, unless or until we list our Common Stock on the NASDAQ Capital Market or another national securities exchange.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, we will not issue certificates representing fractional shares. Instead, stockholders will receive a cash payment in an amount equal to such fraction multiplied by the average of the high and low trading prices of the Company’s stock on the OTCQB Marketplace during regular trading hours for the five trading days immediately preceding the Effective Time, which amount is hereby determined to equal the fair market value of the Common Stock at the Effective Time.

Exchange of Stock Certificates

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled to as a result of the reverse stock split, subject to the treatment of fractional shares described above. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

Beneficial Holders of Common Stock

Upon the implementation of the reverse stock split, it is expected that shares held by stockholders through a bank, broker, custodian or other nominee will generally be treated in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and treatment of fractional share interests. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the reverse stock split by holders of our Common Stock. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder, published administrative positions of the IRS, and reported judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

This information is for general information only. It is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. For example, it does not address special rules applicable to certain persons such as stockholders who are subject to the alternative minimum tax under the Code; nor does the discussion address any consequences arising under the laws of any state, locality, or foreign jurisdiction. No ruling from the IRS has been or will be obtained with respect to the U.S. federal income tax consequences of the reverse stock split. There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court.

All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.

U.S. Holders

Based on the assumption that the reverse stock split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code (i.e., a deemed exchange of existing shares for newly-issued shares), and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences will result from the reverse stock split:

●	a stockholder will not recognize gain or loss on the deemed exchange of shares pursuant to the reverse stock split;

●	the aggregate tax basis of the shares deemed received by a stockholder in the reverse stock split will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor; and

●	the holding period of the shares received by a stockholder in the reverse stock split will include the holding period of the shares deemed surrendered therefor.

A U.S. holder that receives cash in lieu of a fractional share of Common Stock in the reverse stock split generally will be treated as having received such fractional share and then as having received such cash in redemption of such fractional share interest. A U.S. holder generally will recognize gain or loss measured by the difference between the amount of cash received and the portion of the basis of the pre-reverse stock split Common Stock allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period in our Common Stock surrendered in the reverse stock split was greater than one year as of the date of the exchange.

U.S. Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our Common Stock pursuant to the reverse stock split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss upon completion of the reverse stock split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (i) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder's permanent establishment or fixed base in the United States), (ii) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the reverse stock split and other conditions are met, and (iii) such non-U.S. holders comply with certain certification requirements.

U.S. Information Reporting and Backup Withholding Tax

In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our Common Stock to a non-U.S. holder pursuant to the reverse stock split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of all of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE DISCRETIONARY AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of May 16, 2014, as to (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors and nominees listed below, (iii) the Company’s Chief Executive Officer and each of the Company’s Named Executive Officers listed below, and (iv) all current executive officers and directors of the Company listed below as a group. Unless otherwise specified, the address for each officer and director is: 32000 Aurora Road, Suite B, Solon, OH 44139. Except as otherwise indicated and subject to community property laws where applicable, each person or entity included in the table below has sole voting and investment power with respect to the shares beneficially owned by that person or entity.

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities.

	Shares Beneficially Owned
Name and Address	Number (1)		Percent of Outstanding Common Stock (1)
5% Shareholders
Gina Huang	12,521,739	(2)	15.6%
P.O. Box 3444, Road Town
Tortola, British Virgin Islands
Bright Horizon Partners	11,304,347	(3)	14.5%
1300 Avenue of the Americas, 36th Floor
New York, NY 10019
Costar Partners II, LLC	6,000,000	(4)	7.5%
53 East 34th Street
Paterson, NJ 07514
Bi Cheng	6,000,000	(5)	7.5%
No. 26 Yuantong Street
Kunming, Yunnan, China
5 Elements Energy Efficiencies (BVI) Ltd.	5,700,000	(6)	7.1%
P.O. Box 3444, Road Town
Tortola, British Virgin Islands
Scott E. DeSano	5,008,696	(7)	6.4%
222 Seaspray Avenue
Palm Beach, FL 33480
Directors, Nominees and Named Executive Officers
Roger Buelow	-		-
Jennifer Cheng	38,750	(8)	*
Simon Cheng	10,000	(9)	*
William Cohen	7,086,957	(10)	8.4%
John M. Davenport	693,344	(11)	1.6%
J. James Finnerty	136,301	(12)	*
Xin He	-		-
Eric W. Hilliard	407,976	(13)	*
Joseph G. Kaveski	46,808		*
Frank Lamanna	21,805	(14)	*
Jiangang Luo	9,133,697	(15)	11.7%
Mark J. Plush	151,395	(16)	*
Michael R. Ramelot	25,000	(17)	*
Thomas W. Swidarski	-		-
James Tu	3,763,636	(18)	4.7%

All current directors, nominees and executives officers as a group	21,317,466	(19)	25.8%

*Less than one percent

(1)

Based on 78,154,330 shares outstanding as of May 16, 2014. In addition, shares issuable pursuant to options and warrants that may be exercised through July 15, 2014, as deemed to be issued and outstanding and are included in warrants that may be exercised through July 15, 2014, as deemed to be issued and outstanding and are included in the reported beneficial holdings. These shares have been treated as outstanding in calculating the percentage ownership of the individual possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for the purposes of this table varies depending on each individual's particular circumstances.

(2)

Based on a Schedule 13D filed with the SEC by Gina Huang on April 22, 2014. Ms. Huang reported sole voting power and sole dispsitive power over 6,521,739 shares of Common Stock held by Brilliant Start Enterprise, Inc., and over 4,000,000 shares of Common Stock and over 2,000,000 shares covered by warrants held by Jag International Ltd.

(3)	Based on a Schedule 13G filed with the SEC by Bright Horizon Partners, Inc. on April 25, 2014, reporting sole voting power and sole dispositive power over the shares.

(4)

Based on a Schedule 13G/A filed with the SEC by Costar Partners II, LLC ("Costar Partners") and William Cohen on September 9, 2013. Costar Partners and Mr. Cohen reported shared voting and shared dispositive power over 4,000,000 shares of Comon Stock, and over 2,000,000 shares covered by warrants.

(5)

Based on a Schedule 13G filed with the SEC by Bi Cheng on April 27, 2012. Bi Cheng reported sole voting and sole dispositive power over 4,000,000 shares of Common Stock, and over 2,000,000 shares covered by warrants.

(6)

Based on a Schedule 13G filed with the SEC by 5 Elements Energy Efficiencies (BVI) Ltd. ("5 Elements Energy"), Yeh Mei-Hui Cheng and Commmunal International Ltd. ("Communal") on April 27, 2012, each of which reported shared voting and shared dispositive power over 3,800,000 shares of Common Stock, and over 1,900,000 shares covered by warrants. Ms. Cheng and Communal are each a 50 percent owner of 5 Elements Energy. James Tu is Co-Founder and Partner-In-Charge of Communal. Ms. Cheng is the other Co-Founder of Communal and is the mother of Jennifer Cheng and Simon Cheng, who are Directors of the Company.

(7)	Based on a Schedule 13D/A filed with the SEC by Scott E. DeSano on April 24, 2014, reporting sole voting power and sole dispositive power over the shares.

(8)	Includes 38,750 options exercisable as of July 15 2014. Ms. J. Cheng is the sister of Simon Cheng.

(9)	Includes 10,000 options exercisable as of July 15, 2014. Mr. Cheng is the brother of Jennifer Cheng.

(10)

Based on a Schedule 13G/A filed with the SEC by Costar Partners and William Cohen on September 9, 2013. Costar Partners and Mr. Cohen reported shared voting and shared dispositive power over 4,000,000 shares of Common Stock, and over 2,000,000 shares covered by warrants. Additionally, Mr. Cohen reported sole voting and sole dispositive power of 1,086,957 shares of Common Stock issuable upon conversion of a Convertible Subordinated Promissory Note (the "Note"). Effective March 31, 2014, the Note was converted to shares of Common Stock.

(11)	Includes 223,725 restricted shares, 273,062 options exercisable as of July 15, 2014 and 125,000 shares covered by exercisable warrants.

(12)	Includes 107,916 options exercisable as of July 15, 2014.

(13)	Includes 42,508 restricted shares and 335,416 options exercisable as of July 15, 2014.

(14)	Includes 21,805 options exercisable as of July 15, 2014.

(15)

Based on a Schedule 13D filed with the SEC by Jiangang Luo on April 24, 2014. Mr. Luo is a Director of the Company and Manager Partner of Prime Science & Technology, Inc. Mr. Luo reports sole voting and sole dispositive power over the 9,108,697 shares held by Prime Science & Technology, Inc. Also includes 25,000 options exercisable as of July 15, 2014.

(16)	Includes 125,000 shares covered by exercisable warrants.

(17)	Includes 25,000 options exercisable as of July 15, 2014.

(18)	Includes 2,100,000 shares of Common Stock and 900,000 shares covered by warrants held by 5 Elements Global Fund LP. Also includes 763,636 options exercisable as of July 15, 2014.

(19)	Includes 266,233 restricted shares, 1,600,585 options exercisable as of July 15, 2014, and 3,150,000 warrants exercisable.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth information about compensation of our Chief Executive Officer, our other two most highly compensated executive officers and certain other former executive officers (our “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($) (2)	Total ($)

James Tu (3)	2013	88,495	80,000	69,603	594	238,692
Executive Chairman and	2012	1,071	-	-	-	1,071
Chief Executive Officer

Eric W. Hilliard (4)	2013	196,538	-	38,299	874	235,711
President and Chief	2012	181,962	-	-	1,195	183,157
Operating Officer

Frank Lamanna (5)	2013	133,846	20,000	19,451	619	173,916
Chief Financial Officer

Joseph G. Kaveski (6)	2013	79,615	-	23,406	269,930	372,951
Former Chief Executive	2012	225,000	-	-	1,222	226,222
Officer

Roger F. Buelow (7)	2013	162,885	-	15,047	180,148	358,080
Former Chief Technology	2012	181,962	-	-	1,195	183,157
Officer

Mark J. Plush (8)	2013	94,904	-	20,898	61,019	176,821
Former Chief Financial
Officer

(1)

Under SEC rules, the values reported reflect the aggregate grant date fair values computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), to each of the named executive officers in the years shown.

We calculate the grant date fair value of stock option grants using the Black-Scholes option pricing model. A discussion of the assumptions used in calculating the fair value is set forth in Note 13 to the Consolidated Financial Statements of the Company’s 2013 Annual Report on Form 10-K filed the SEC on March 27, 2014. The following table includes the assumptions used to calculate the aggregate grant date fair value of awards reported for 2013 on a grant-date basis:

	Assumptions
Grant Date	Volatility (%)	Expect Life (Years)	Risk-Free Interest Rate (%)	Dividend Yield (%)

2/15/2013	86.4	5.8	1.1	0.0
2/26/2013	82.1	10	1.9	0.0
4/29/2013	100.6	5.3	0.7	0.0
7/19/2013	102.5	5.8	1.6	0.0

(2)

The amounts set forth in this column include Company contributions for life insurance policies, an automobile allowance for Mr. Buelow, and payout of paid-time-off and severance accrued for Mr. Kaveski, Mr. Buelow and Mr. Plush.

(3)	Salary includes $10,445 and $1,071 for fees paid while Mr. Tu was a non-employee director in 2013 and 2012, respectively.

(4)	The Option Awards column in 2013 includes $20,898 for a February 26, 2013 option grant for which the performance condition was not met as of December 31, 2013, and the option was cancelled.

(5)

Mr. Lamanna became the Company’s Chief Financial Officer effective July 8, 2013. Prior to that time, Mr. Lamanna served as the Company’s Corporate Controller. The compensation information shown includes the entire 2013 calendar year.

(6)

Mr. Kaveski served as the Company’s Chief Executive Officer until April 30, 2013. The option awards column in 2013 includes $20,406 for a February 26, 2013 option grant that did not vest. All other compensation includes $248,236 accrued for severance representing one year’s salary and estimated reimbursement of health coverage premiums for one year, $21,635 for the payout of his earned paid-time-off, and $59 for company paid life insurance premiums per the terms of his Continuity Agreement.

(7)

Mr. Buelow served as the Company’s Chief Technology Officer until November 26, 2013. The option awards column in 2013 includes $15,047 for a February 26, 2013 option grant that did not vest. All other compensation includes $156,460 accrued for severance representing ten month’s salary and estimated reimbursement of health coverage premiums for the period, $16,799 for the payout of his earned paid-time-off, $5,638 for an automobile allowance while he was employed with the Company, and $1,251 for company paid life insurance premiums per the terms of a Separation Agreement and General Release effective December 24, 2013.

(8)

Mr. Plush served as the Company’s Chief Financial Officer until July 8, 2013. The option awards column in 2013 includes $20,898 for a February 26, 2013 option grant that did not vest. All other compensation includes $43,750 for severance representing three months of salary per the terms of a Separation Agreement and General Release effective July 8, 2013.

Narrative Disclosure to Summary Compensation Table

The Compensation Committee (the “Committee”) of our Board of Directors generally has the responsibility for administering our executive compensation program. On occasion, the full Board takes such responsibility. The Committee reviews and, as appropriate, makes recommendations to the full Board regarding the base salaries and annual cash bonuses for executive officers, and administers our 2008 Incentive Stock Plan, including the grant of stock options.

Compensation Philosophy and Objectives: Our principal executive compensation policy, which is endorsed by the Committee, is to provide a compensation program that will attract, motivate and retain persons of high quality and will support a long-standing internal culture of loyalty and dedication to the interests of the Company and our stockholders. In administering the executive compensation program, the Committee is mindful of the following principles and guidelines, which are supported by the full Board:

●	Base salaries for executive officers should be competitive.
●	A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of our stockholders.
●	The variable part of annual compensation should reflect both individual and corporate performance.
●

As a person’s level of responsibility increases, a greater portion of total compensation should be at risk and include more stock-based compensation to provide executives long-term incentives, and help to align further the interests of executives and stockholders in the enhancement of stockholder value.

Our executive officers’ compensation has two primary components: base salary and stock-based awards granted pursuant to our 2008 Plan. In addition, executive officers receive certain benefits that are generally available to all salaried employees. We do not have any defined benefit pension plans, non-qualified deferred compensation arrangements, or supplemental retirement plans for our executive officers.

For each executive officer, the Committee determines the appropriate level for each compensation component based in part, but not exclusively, on its view of competitive market factors, internal equity and consistency, and other considerations deemed relevant, such as rewarding extraordinary performance. Our Executive Chairman and Chief Executive Officer provides the Committee with recommendations for executive officers other than himself, which the Committee reviews and approves as submitted or with revisions, if any. The Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid compensation, between cash and non-cash compensation, or among different forms of non-cash compensation, and has not sought to formally benchmark our compensation against that of our peers.

Base Salary: Salaries for executive officers are based on a review of salaries for similar positions requiring similar qualifications in similar industries. In determining executive officer salaries, the Compensation Committee has approved the use by management of information from salary surveys.

The Committee determines the executive officers’ base salaries so as to be competitive with amounts paid to executives performing similar functions in comparable-size, non-durable manufacturing companies. The amount of each executive’s annual increase in base salary, if any, is based on a number of largely subjective factors, including changes in the individual’s duties and responsibilities, the personal performance of such executive officer, the performance of the Company, cost-of-living increases, and such other factors as the Committee deems appropriate, including the individual’s overall mix between fixed and variable compensation and between cash and stock-based compensation.

The Executive Chairman and Chief Executive Officer annually assesses the performance of all other executive officers and recommends salary increases to the Committee based on a number of factors such as performance evaluations, comparative data and other relevant factors. The Committee then reviews the Executive Chairman and Chief Executive Officer’s recommendations, considers the performance and financial condition of the Company, and approves the increases for any other officer of the Company.

Effective for 2014, the Committee engaged a compensation consultant, Findley Davies, in connection with its evaluation of Mr. Tu’s compensation program and reviewed a market analysis for base, variable and long term compensation. Based upon this analysis, Mr. Tu’s annual base salary was increased from $120,000 to $250,000 effective January 1, 2014.

During 2013, Mr. Hilliard’s annual base salary was increased from $180,000 to $200,000 upon his appointment to President and Chief Operating Officer effective April 30, 2013, and Mr. Lamanna’s annual base salary was increased to $150,000 upon his appointment to Chief Financial Officer effective July 8, 2013. Theresa Matrisciano, the Company’s Vice President of Human Resources, also received a salary increase upon her appointment as an executive officer of the Company in October 2013. In 2012, no executive officer received an annual base salary increase. In 2009, the Company’s executive officers at that time agreed to accept 10% salary reductions. Effective May 28, 2012, Mr. Hilliard’s salary was restored to the amount before the salary reduction. The salary reductions are further described below.

On May 29, 2009, the Company’s executive officers at that time agreed to accept 10% voluntary salary reductions for the remainder of the 2009 calendar year in exchange for the issuance of restricted shares of Common Stock as authorized under the Company’s 2008 Stock Incentive Plan. The salary reductions were extended through December 31, 2010. The number of restricted shares of Common Stock issued to each executive officer was equal to the dollar value of the individual’s salary reduction divided by the closing price per share of the Company’s Common Stock on May 29, 2009, December 30, 2009 and January 3, 2011. The total number of restricted shares of Common Stock issued to executive officers, including the Named Executive Officers, was 169,547, 137,693 and 93,230, respectively. Mr. Hilliard, Mr. Kaveski and Mr. Buelow received 42,508, 55,931, and 39,153 of such restricted shares of Common Stock, respectively. No restricted shares were awarded and no agreement to issue such shares was made for salary reductions beyond December 31, 2010. As of May 27, 2014, the restrictions on all restricted shares had been lifted.

Bonus Incentive Plan: In 2013 and 2012, there was no bonus incentive plan in place.

For 2014, a Bonus Incentive Plan has been put in place for all employees, including executive management. Mr. Tu will be eligible for a bonus payout of up to 50% of his 2014 salary, which will be determined by the Board of Directors based upon the Company’s financial results for 2014, as well as Mr. Tu’s performance during the period. Mr. Hilliard will be eligible for a bonus payout of up to 50% of his 2014 salary. His bonus will be weighted 70% based on the net operating income of the Company’s government products/R&D services business relative to the its 2014 operating plan, and 30% based on the total Company’s net operating income relative to its 2014 operating plan. Mr. Lamanna will be eligible for a bonus payout of up to 25% of his 2014 salary. His bonus will be based upon the Company’s net operating income relative to its 2014 operating plan, as well as his individual performance based upon his established key performance indicators.

Bonus Equity Incentive Program: The Committee administers a stock option incentive program for executive officers. Awards under this program are made under the Company’s 2008 Plan and their vesting is contingent upon the Company’s attainment of specified revenue and earnings targets set by the Committee in consultation with the Chief Executive Officer. For 2013, under the terms of the program, the number of options that would have vested for executive officers was 25%, 75% or 100% of the amount granted, and was dependent upon the Company attaining revenue and earnings for 2013 relative to the annual plan approved by the Board of Directors. The Company’s performance in 2013 did not meet the established performance goals, and consequently, these stock options granted to executive officers in 2013 were cancelled effective December 31, 2013. No performance grants were issued in 2012, as there was no plan in place.

For 2014, the Bonus Equity Incentive Plan was replaced by the Bonus Incentive Plan described above.

Discretionary Bonuses: Each of our executive officers is eligible to receive a discretionary annual cash bonus as determined by the Committee. The bonus awards may be based on an individual executive officer’s performance or on the overall success of the Company, or both. Mr. Tu received an $80,000 discretionary bonus for 2013 in recognition of his strong leadership during the year on establishing a clear mission, vision and values for the Company. Mr. Lamanna received a $20,000 discretionary bonus for playing an instrumental role in the sale of the pool product line in November 2013. For 2012, the Committee did not adopt a discretionary cash bonus plan and no such bonuses were paid to executive officers.

Stock Options: The Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for the Company's stockholders and, therefore, periodically grants time-based stock options under the Company's 2008 Stock Incentive Plan at the then current market price. The Compensation Committee administers the Company’s 2008 Stock Incentive Plan. Stock options will only have value if the Company's stock price increases over the exercise price. Subject to shareholder approval, the 2014 Plan will replace the 2008 Plan.

The Compensation Committee grants options to executive officers after consideration of recommendations from the Executive Chairman and Chief Executive Officer. Recommendations for options are based upon the relative position, responsibilities, and previous and expected contributions of each officer, previous option grants to such officers and customary levels of option grants for the respective position in other comparable companies. The exercise price for stock options is equal to the fair market value of the Company’s Common Stock on the grant date. Options generally vest over a four-year period with 25% vesting one year from the date of grant and the remaining 75% vesting equally on a monthly basis over the remaining 36 months, or over a three-year period with 33% vesting one year from the date of grant and the remaining 67% vesting equally on a monthly basis over the remaining 24 months. Options expire ten years from the date of grant. Generally, upon a Change in Control (as defined in the 2008 Plan), all stock options granted will immediately vest, and all restrictions on restricted shares granted to the Company’s employees and independent directors will lapse.

Section 162(m): Section 162(m) generally disallows a tax deduction to public corporations for compensation in excess of $1 million paid for any fiscal year to a company’s Chief Executive Officer or to any of the Company’s other three most highly compensated executive officers (other than the Chief Financial Officer). Section 162(m) generally exempts qualifying performance-based compensation from the deduction limit if certain conditions are met. In determining base salary, benefits, perquisites and other compensation, the Committee considers tax deductibility, but a more important goal is to offer compensation that is competitive within our peer group. For 2013, the Company believes that the compensation paid in 2013 to each of the other Named Executive Officers is deductible under Section 162(m).

Employment Agreements with Named Executive Officers: The Company has no employment agreements with any of its current executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to equity awards outstanding for the Named Executive Officers as of December 31, 2013:

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option
		Options	Options	Exercise	Option
	Grant Date	Exercisable (#)	Un-exercisable (#)	Price ($)	Expiration Date
James Tu	4/29/2013	266,666	133,334	0.23	04/29/23

Eric W. Hilliard	11/13/2006	75,000	-	7.19	11/13/16
	4/26/2007	50,000	-	6.36	04/26/17
	10/23/2008	25,000	-	1.37	10/23/18
	1/18/2011	72,916	27,084	1.07	01/18/21
	4/29/2013	66,666	33,334	0.23	04/29/23

Frank Lamanna	12/17/2008	10,000	-	1.40	12/17/18
	2/15/2013	-	25,000	0.23	02/15/23
	7/19/2013	-	50,000	0.41	07/19/23

Joseph G. Kaveski (4)	5/6/2008	100,000	-	2.00	05/01/14
	11/24/2008	100,000	-	1.37	05/01/14
	12/31/2009	83,332	-	0.64	05/01/14
	1/18/2011	84,375	-	1.07	05/01/14

Roger F. Buelow (5)	7/1/2005	25,000	-	10.64	02/26/14
	12/6/2007	25,000	-	6.06	02/26/14
	1/18/2011	53,125	-	1.07	02/26/14
	8/5/2011	112,500	-	0.50	02/26/14

(1)	Options vest monthly in equal installments through April 29, 2014.
(2)	Options vest monthly in equal installments through January 18, 2015.
(3)	One third vests on the first anniversary of the grant date, and remainder vests monthly in equal installments through the following 24-month period.
(4)	The Board of Directors extended the period in which Mr. Kaveski could exercise his vested options to one year from the date of his termination of employment on April 30, 2013.
(5)	Mr. Buelow's options expire three months from the date of his termination of employment on November 29, 2013.

Equity Compensation Plan Information

The following table sets forth information with respect to our equity compensation plans as of December 31, 2013:

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,898,478	$1.51	7,380,684	(1)

Equity compensation plans not approved by security holders	0	n/a	10,000,000	(2)

(1)	Includes 4,935,862 shares available for issuance under the 2013 Employee Stock Purchase Plan.
(2)	Represents shares available for issuance under the 2013 Stock Incentive Plan, which was terminated by the Board of Directors on March 18, 2014.

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based awards to attract and retain qualified candidates to serve on its Board. In setting director compensation, it considers the significant amount of time that directors expend in fulfilling their duties, as well as the skill level required.

The following table sets forth the annual cash compensation for non-employee directors:

Annual Retainer	$20,000
Additional Annual Retainers:
Compensation Committee Chairman	5,000
Audit and Finance Committee Chairman	7,000

Under the terms of the Company’s 2008 Plan, on the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, each non-employee director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board shall receive an option to purchase 15,000 shares of Common Stock. These options have an exercise price of 100% of the fair market value of the stock on the date of grant, become exercisable in equal monthly installments over the 12-month period following the date of grant, and expire the day before the tenth anniversary of the grant date or 12 months after termination of service on the Board. The options vest if a Change in Control occurs with respect to the Company during the optionee’s service, as defined by the 2008 Plan. The Board, at its discretion, may grant options to newly elected directors and make additional grants to other directors. Subject to shareholder approval, the 2014 Plan will replace the 2008 Plan. The 2014 Plan does not contain any provision for the automatic granting of options to non-employee directors.

The following table summarizes the total compensation paid to directors for the year ended December 31, 2013:

	Fees
	Earned
	or Paid	Option	All Other
Name	in Cash ($)	Awards ($) (1)	Compensation ($)	Total ($)

Jennifer Cheng	20,000	18,021	-	38,021
Simon Cheng (2)	8,389	-	32,497	40,886
J. James Finnerty	25,000	18,021	-	43,021
John M. Davenport (3)	-	3,344	61,026	64,370
Jiangang Luo	5,219	18,370	-	23,589
Michael Ramelot	6,424	18,370	-	24,794
R. Louis Schneeberger (4)	8,400	-	-	8,400

(1)	Under SEC rules, the values reported reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718.

The following table includes the assumptions used to calculate the aggregate grant date fair value of awards reported for 2013 on a grant-date basis:

	Assumptions
Grant Date	Volatility (%)	Expect Life (Years)	Risk-Free Interest Rate (%)	Dividend Yield (%)

2/26/2013	82.1	10	1.9	0.0
9/27/2013	101.4	5.3	1.5	0.0
12/18/2013	101.3	5.3	1.6	0.0

(2)

Mr. Cheng became an employee of the Company in June 2013 and ceased receiving director compensation at that time. The amount in the Fees Earned or Paid in Cash column represents $8,389 paid for his service as a Director. The amount shown in the All Other Compensation column represents the salary paid to Mr. Cheng for his services to the Company as Supply Chain Director and $189 for company paid life insurance premiums.

(3)

Mr. Davenport is an employee of the Company. The Option Awards column includes the value of a February 26, 2013 option grant for which the performance condition was not met as of December 31, 2013, and the option was cancelled. The amount shown in the All Other Compensation column includes $50,000 in salary paid to Mr. Davenport for his services to the Company as Chief Scientist, $10,000 for a discretionary bonus for his assistance in the sale of the pool product line in November 2013, and $1,026 for company paid life insurance premiums.

(4)	Mr. Schneeberger resigned from the Board of Directors effective April 22, 2013.

The following table summarizes the aggregate number of stock option awards outstanding at December 31, 2013:

Aggregate Number of Stock Options Outstanding
Name	(#) (1)

Jennifer Cheng	60,000
Simon Cheng	10,000
John M. Davenport	304,000
J. James Finnerty	121,000
Jiangang Luo	50,000
Michael Ramelot	50,000
R. Louis Schneeberger	46,666

(1)	The number of options vested at December 31, 2013 was as follows:

Ms.Cheng	13,750
Mr. Cheng	10,000
Mr. Davenport	283,687
Mr. Finnerty	77,916
Mr. Luo	-
Mr. Ramelot	-
Mr. Schneeberger	46,666

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of the Board of Directors has appointed the firm of Plante & Moran, PLLC, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2014. Representatives of Plante & Moran, PLLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Plante & Moran, PLLC provided audit services to the Company for the fiscal years ending December 31, 2013 and 2012. The following table presents fees for professional services rendered by Plante & Moran, PLLC for those years:

	Year Ended December 31,
	2013	2012
Audit Fees	$299,023	$305,022
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-
Total Fees	$299,023	$305,022

Audit fees includes fees incurred for audit services related to quarterly reviews and audits of consolidated financial statements, consents in connection with SEC filings, and other consultation. For both 2013 and 2012, the Company was not required to obtain independent public accounting firm certification of its internal control infrastructure as defined by the Sarbanes-Oxley Act. Therefore, no fees related to the audit of Sarbanes-Oxley compliance were incurred.

Pre-Approval Policies and Procedures

It is the Company’s policy that all audit and non-audit services to be performed by the Company’s principal auditors be approved in advance by the Audit and Finance Committee. The Audit and Finance Committee pre-approved all services provided by Plante & Moran, PLLC during 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 11, 2011, the Company entered into a Letter of Credit Agreement (“LOC”) with Mark Plush, the former Chief Financial Officer of the Company, in the amount of $250,000. The LOC had a term of 24 months and bore interest at a rate of 12.5% on the principal amount. The LOC was collateralized by a cash deposit with an insurance company issuing the Company’s contract performance bonds and by 32% of the unpledged stock of Crescent Lighting, Ltd. (“CLL”), a subsidiary of the Company. On July 3, 2013, the Company paid the LOC in full. Effective July 8, 2013, Mr. Plush stepped down from his role and left the Company. As an incentive to enter into the LOC, the Company issued to Mr. Plush five-year, detached warrants to purchase 125,000 shares of Common Stock at an exercise price of $0.01 per share. The warrants were approved by the Company’s stockholders at the Annual Meeting held on June 16, 2010, as part of the Issuance of Warrants to Directors and Officer who Participate in the Company’s Bonding Support Program.

On December 12, 2012, the Board of Directors appointed James Tu to serve as its non-executive Chairman. On April 30, 2013, Mr. Tu became the Executive Chairman assuming the duties of the Principal Executive Officer. On October 30, 2013, Mr. Tu was appointed Executive Chairman and Chief Executive Officer by the Board of Directors. Mr. Tu is also the Founder, Chief Executive Officer and Chief Investment Officer of 5 Elements Global Advisors, an investment advisory and management company managing the holdings of 5 Elements Global Fund LP, which was then a beneficial owner of more than 5% of our Common Stock. 5 Elements Global Advisors focuses on investing in clean energy companies with breakthrough, commercialized technologies and near-term profitability potential. Mr. Tu is also Co-Founder and Managing Partner of Communal International Ltd. (“Communal”), a British Virgin Islands company dedicated to assisting clean energy solutions companies maximize their technology and product potential and gain access to global marketing, distribution licensing, manufacturing and financing resources. Communal has a 50% ownership interest in 5 Elements Efficiencies (BVI) Ltd., a beneficial owner of approximately 7.1% of our Common Stock as of April 30, 2014. Yeh Mei-Hui Cheng controls 5 Elements Energy Efficiencies (BVI) Ltd. and owns the other 50%. She is the co-founder of Communal International Ltd. with Mr. Tu and the mother of Simon Cheng and Jennifer Cheng, who are members of the Board of Directors. Mr. Cheng is also an employee of the Company.

On February 27, 2012, the Company entered into an Asian Business Development/Collaboration Agreement with Communal International Ltd. The agreement had a 60 month term, under which the Company paid an aggregate of $522,500 to Communal during 2012. The Company recorded $270,000 of expense in 2012 under this agreement. Additionally, during the term of the agreement, the Company will pay Communal a five percent (5%) commission on the Company’s net sales which occur within the Territory, as defined by the agreement. The Company has incurred no commissions due under this agreement through December 31, 2013.

Effective on January 1, 2013, the Asian Business Development/Collaboration Agreement with Communal was amended to reflect the extension of the terms of the agreement for an additional 12 months, and the addition of certain services and countries in the Territory covered by the agreement. In connection with the amended and restated agreement, the Company paid an additional $425,000 in 2013 and recorded expense of $226,000 in 2013. After December 31, 2013, the Company may terminate the agreement upon 30 days written notice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the SEC. Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all those reports that they file.

Based solely on its review of such reports filed with the SEC and written representations from the reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers and directors were complied with for 2013. With regard to the beneficial holders owning more than 10% of the Company’s Common Stock as listed under the “Security Ownership of Principal Shareholders and Management” section of this Proxy Statement, Prime Science & Technology Inc. filed a late Form 3 on May 19, 2014 relating to the acquisition of subordinated convertible notes between April 30, 2013 and February 28, 2014; Bright Horizon Partners Inc. filed a late Form 4 on May 19, 2014 relating to the acquisition of subordinated convertible notes on October 4, 2013 and the conversion of subordinated convertible notes on March 31, 2014; Gina Huang and Brilliant Start Enterprise, Inc. filed a late Form 3 on May 30, 2014 relating to the acquisition of common stock and warrants on February 27, 2012 by Jag International Ltd., of which Ms. Huang is the sole owner, and the acquisition of convertible subordinated notes by Brilliant Start Enterprise, Inc. on April 30, 2013. Gina Huang and Brilliant Start Enterprise, Inc. also filed a late joint Form 4 on May 30, 2014 relating to the acquisition of convertible subordinated notes by Brilliant Start Enterprise, Inc. on May 17, 2013 and the conversion of convertible subordinated notes by Brilliant Start Enterprise, Inc. on May 29, 2013 and October 16, 2013.

DEADLINE FOR RECEIPT OF STOCKHOLDER

PROPOSALS FOR THE 2015 ANNUAL MEETING

A stockholder who wishes to have a proposal included in our Proxy Statement for the 2015 Annual Meeting of Stockholders must submit the proposal in writing to the Secretary of the Company at our principal executive offices at 32000 Aurora Road, Suite B, Solon, Ohio 44139, for receipt no later than January 30, 2015, pursuant to Rule 14a-8(e) under the Securities Exchange Act of 1934, assuming that the date of the 2015 annual meeting will occur within 30 days of the date of the Annual Meeting.

A stockholder who wishes to present a proposal at the 2015 Annual Meeting without having it appear in the Proxy Statement must submit the proposal in writing to our Secretary no earlier than February 17, 2015 and no later than March 19, 2015, assuming that the 2015 Annual Meeting will occur on June 17, 2015, as provided in Section 2.11 of our Bylaws. If the 2015 Annual Meeting is scheduled to occur before May 17, 2015 or after July 17, 2015, the stockholder must submit the notice within ten days of when the Company first publicly announces the Meeting date.

HOUSEHOLDING INFORMATION

Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports. This means that beneficial holders of our Common Stock who share the same address or household may not receive separate copies of this Proxy Statement and our 2013 Annual Report on Form 10-K (the “2013 Annual Report”). You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge, c/o Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call 800-542-1061.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed proxy will vote the shares they represent in such manner as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

The Company’s 2013 Annual Report may be obtained, without charge, by writing to the Company at 32000 Aurora Road, Suite B, Solon, Ohio 44139, Attention: Investor Relations or by accessing the report on our website at http://www.energyfocusinc.com.

BY ORDER OF THE BOARD OF DIRECTORS

Frank Lamanna
Chief Financial Officer and Secretary

Appendix A

ENERGY FOCUS, INC.
2014 STOCK INCENTIVE PLAN

1.     Purpose of the Plan.

The purpose of this Plan is to enhance stockholder value by linking the compensation of officers, directors and key employees of the Company to increases in the price of Energy Focus, Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain and encourage such employees and directors to act in the stockholders’ interest and share in the Company’s success.

2.     Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b) “Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

(c) “Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d) “Award” means a Stock Award, Option, Stock Appreciation Right, or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.

(e) “Awardee” means an Employee, Director or Consultant who has been granted an Award under the Plan.

(f) “Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, or Other Stock-Based Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement.

(g) “Board” means the Board of Directors of the Company.

(h) “Change of Control” shall mean, except as otherwise provided in an Award Agreement, one of the following shall have taken place after the date of this Plan:

(i) any “person” (as such term is used in Sections 13(d) or 14(d) of the Exchange Act) (other than the Company, any majority controlled subsidiary of the Company, or the fiduciaries of any Company benefit plans) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 50% or more of the total voting power of the voting securities of the Company then outstanding and entitled to vote generally in the election of directors of the Company; provided, however, that no Change of Control shall occur upon the acquisition of securities directly from the Company;

(ii) individuals who, as of the beginning of any 24 month period, constitute the Board (as of the date hereof, the “Incumbent Board”) cease for any reason during such 24 month period to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company; or

(iii) consummation of (A) a merger, consolidation or reorganization of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Company immediately prior to such merger, consolidation or reorganization do not, following such merger, consolidation or reorganization, beneficially own, directly or indirectly, at least 35% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity or entities resulting from such merger, consolidation or reorganization, (B) a complete liquidation or dissolution of the Company, or (C) a sale or other disposition of all or substantially all of the assets of the Company, unless at least 35% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity or entities that acquire such assets are beneficially owned by individuals or entities who or that were beneficial owners of the voting securities of the Company immediately before such sale or other disposition.

Notwithstanding the foregoing, (x) if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur, and (y) a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(i) “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(j) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or, in the absence of any such special appointment, the Compensation Committee of the Board.

(k) “Common Shares” means the common shares, no par value, of the Company, or any security of the Company issued in substitution, exchange or lieu thereof.

(l) “Company” means Energy Focus, Inc., a Delaware corporation, or, except as utilized in the definition of Change of Control, its successor.

(m) “Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement

(n) “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

(o) “Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.”

(p) “Disability” means (i) “Disability” as defined in any employment, consulting or similar agreement to which the Participant is a party, or (ii) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement,

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“Disability” shall mean the Participant’s continuous illness, injury or incapacity for a period of six consecutive months, as determined by the Administrator in its discretion. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (x) the Participant’s “disability” within the meaning of Section 409A of the Code, (y) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (z) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

(q) “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

(r) “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. The Administrator shall determine whether the Chairman of the Board qualifies as an “Employee.” For any and all purposes under the Plan, the term “Employee” shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

(s) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto.

(t) “Fair Market Value” with respect to a Share shall mean the market price of such Share, determined by the Committee as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, the per Share Fair Market Value shall be the closing sales price for each share of such stock (or the closing bid, if no sales were reported) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group Inc.) or by a recognized securities dealer, the closing sales price for each share of such stock or, if closing sales prices are not reported, the per Share Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Shares of the type described in (a) and (b), above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with the applicable provisions of Section 409A of the Code and the regulations and rulings thereunder.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(u) “Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.

(v) “Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and that actually does so qualify.

(w)    “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

3

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

(z) “Other Stock-Based Award” means an Award granted pursuant to Section 12 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).

(aa) “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(bb) “Plan” means this 2014 Stock Incentive Plan, as set forth herein and as hereafter amended from time to time.

(cc) “Qualifying Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

(dd) “Retirement” means, unless the Administrator determines otherwise, Termination of Employment, voluntary or involuntary, by a Participant from the Company and its Affiliates, other than a Termination for Cause, after attaining age fifty-five (55) and having at least ten (10) years of service as an Employee with the Company and its Affiliates, excluding service with an Affiliate of the Company prior to the time that such Affiliate became an Affiliate of the Company. For Plan purposes, a “voluntary” Termination of Employment is a Termination of Employment where the Participant does not qualify for severance benefits, whether under a severance agreement or the Company’s or any of its Affiliate’s severance policy, plan or other arrangement.

(ee) “Securities Act” means the United States Securities Act of 1933, as amended.

(ff) “Share” means a Common Share, as adjusted in accordance with Section 15 of the Plan.

(gg) “Stock Appreciation Right” means a right granted under Section 10 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

(hh) “Stock Award” means an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(ii) “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(jj) “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(kk) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(ll)“Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures of the Company, provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a

4

Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.

(mm) “Termination of Employment” means for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period.

3.     Stock Subject to the Plan.

(a) Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to Awards granted under the Plan is 6,000,000 Shares. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. As of the date the Plan is approved by the Company’s stockholders, no further awards will be made under the 2008 Stock Incentive Plan, as amended, (the “Prior Plan”).

(b) Code Section 162(m) and 422 Limits; Other Share Limitations. Subject to the provisions of Section 15(a) of the Plan, no Employee may be granted under this Plan (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 1,500,000 Shares, and (ii) Stock Awards and Other Stock-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares under which more than 800,000 Shares may be earned for each calendar year (or other 12 month period) in the vesting or performance period. During any calendar year, no Participant may be granted an Award that is intended to comply with the performance-based exception under Code Section 162(m) and is denominated in cash under which more than seven hundred fifty thousand dollars ($750,000) may be earned for each calendar year (or other 12 month period) in the performance period. The foregoing limitations in this section shall be calculated for 2014 to include all awards issued under a Prior Plan since December 31, 2013. In addition, the foregoing limitations in this section shall be multiplied by two with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Affiliates. Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed 1,000,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15(a) of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(c) Share Counting Rules.

(i) For purposes of this Section 3 of the Plan, Shares subject to Awards that have been canceled, expired, settled in cash, or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to Awards granted under this Plan and shall be available for future Awards granted under this Plan. If Shares subject to an award under any Prior Plan are canceled, expired, settled in cash, or forfeited for any reason (in whole or in part), the Shares subject to an award under the Prior Plan, to the extent of such cancellation, expiration, settlement in cash, or forfeiture, shall not be available for grant under this Plan. Notwithstanding the foregoing, Shares added back under the provisions of this subsection (c) shall not be counted when determining the limit on Shares that may be granted as Incentive Stock Options under subsection (b), above.

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(ii) Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (i) of this Section: (a) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (b) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights, (c) Shares subject to a Stock Appreciation Right that are not issued in connection with its stock settlement on exercise thereof, and (d) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options. Shares subject to Awards that have been retained by the Company in payment or satisfaction of the tax withholding obligation of an Awardee, other than for an Option or Stock Appreciation Right as described above, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the tax withholding obligation of an Awardee, other than for an Option or Stock Appreciation Right as described above, shall again be available for grant under the Plan.

(iii) Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, and Shares subject to a Conversion Award shall not again be available for an Award under the Plan as provided in subsection (c)(i) above.

4.     Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan and/or their respective delegates.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Code Section 162(m), Awards to “covered employees” (within the meaning of Code Section 162(m)) or to Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. References herein to the Administrator in connection with Awards intended to qualify as “performance-based compensation” shall mean a Committee meeting the “outside director” requirements of Code Section 162(m). Notwithstanding any other provision of the Plan, the Administrator shall not have any discretion or authority to make changes to any Award that is intended to qualify as “performance-based compensation” to the extent that the existence of such discretion or authority would cause such Award not to so qualify.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iv) Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v) Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(vi) Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

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(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i) to select the Non-employee Directors, Consultants and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii) to determine the number of Common Shares to be covered by each Award granted hereunder;

(iii) to determine the type of Award to be granted to the selected Employees and Non-employee Directors;

(iv) to approve forms of Award Agreements;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi) to correct administrative errors;

(vii) to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x) to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such modification or amendment (A) is subject to the plan amendment provisions set forth in Section 16 of the Plan, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (Y) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;

(xi) to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii) to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by awardees of an entity acquired by the Company (the “Conversion

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Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonqualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xv) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d) Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Board or Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5.     Eligibility.

Awards may be granted only to Directors, Employees and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6.     Term of Plan.

The Plan shall become effective upon its approval by stockholders of the Company. It shall continue in effect for a term of ten (10) years from the date the Plan is approved by the stockholders of the Company (the “Effective Date”) unless terminated earlier under Section 16 of the Plan.

7.     Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement.

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8.     Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.

(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

(c) No Option Repricings. Subject to Section 15 of the Plan, the exercise price of an Option may not be reduced without stockholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.

(d) No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.

(e) Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i) cash;

(ii) check or wire transfer (denominated in U.S. Dollars);

(iii) subject to any conditions or limitations established by the Administrator, other Shares which were held for a period of more than six (6) months on the date of surrender and which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);

(iv) subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(v) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

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(vii) any combination of the foregoing methods of payment.

(g) Procedure for Exercise; Rights as a Stockholder.

(i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii) An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii) Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv) The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(h) Termination of Employment or Board Membership.

(i) The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement, (C) death, or (D) otherwise (including Termination for Cause) shall have on any Option.

(ii) Unless otherwise provided in the Award Agreement:

(A)     Upon termination from membership on the Board by a Non-employee Director, any Option held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture, or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for one year thereafter, or the remaining term of the Option, if less;

(B)     Upon Termination of Employment or termination from membership on the Board by a Non-employee Director due to death or Disability, any Option held by such Employee or Non-employee Director that (1) is vested and exercisable as of the effective date of such Termination of Employment or termination from membership on the Board shall remain exercisable for one year after such termination or the remaining term of the Option, if less, and (2) is not yet vested shall vest in full as of the date of death or Disability, and any such vested Options shall remain exercisable for one year after such Termination of Employment or termination from membership on the Board by a Non-employee Director due to death or Disability or the remaining term of the Option, if less;

(C)     Upon Termination of Employment due to Retirement, any Option held by an Awardee at Retirement, to the extent vested and exercisable as of the effective date of such Retirement, will remain outstanding for the lesser of one year or the remaining term of the Option; and

(D)     Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Options that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option, if less. Notwithstanding the foregoing, all outstanding and unexercised Options shall be immediately cancelled in the event of a Termination for Cause.

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9.     Incentive Stock Option Limitations/Terms.

(a) Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b) $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b) of the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.

(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

10.     Stock Appreciation Rights.

A “Stock Appreciation Right” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8 of the Plan. Any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). All Stock Appreciation Rights under the Plan, other than Conversion Awards, shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 of the Plan. Subject to the provisions of Section 8 of the Plan, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11.     Stock Awards.

(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Code Section 162(m) and the regulations thereunder in the case of an Award intended to comply with the performance-based exception under Code Section 162(m), unless determined otherwise under the circumstances by the Committee.

(b) Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of Stock Awards issued to Employees may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any

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Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code (a “Performance Stock Award”) shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate or otherwise within the time period required by the Code or the applicable Treasury Regulations, provided that the outcome is substantially uncertain at that time. Stock Awards for which vesting is not based on the attainment of performance criteria are referred to as “Restricted Stock Awards.”

(c) Termination of Employment or Board Membership.

(i) The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement (C) death, or (D) otherwise (including Termination for Cause) shall have on any Stock Award.

(ii) Unless otherwise provided in the Award Agreement:

(A)     A Termination of Employment or termination from membership on the Board by a Non-employee Director due to Disability or death shall result in immediate full vesting of any as yet unvested Stock Award, and in the case of a Stock Award that vests upon the achievement of performance goals, the vested amount shall be based upon the target award amount;

(B)     Any other Termination of Employment or termination from membership on the Board by a Non-employee Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Stock Awards.

In the event that the Administrator shall provide for vesting as to a ratable portion of a performance period in an Award Agreement for a Stock Award under which vesting is based on the attainment of performance criteria over such performance period, the ratable vesting percentage determined by the portion of the performance period during which the Awardee was an Employee of the Company or an Affiliate shall be applied to determine the portion of the Stock Award that is vested based upon actual performance results after the completion of the performance period.

(d) Rights as a Stockholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

12.     Other Stock-Based Awards.

(a) Other Stock-Based Awards. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash based bonus based on the attainment of Qualifying Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(b) Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish performance goals in its discretion. If the Administrator exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met. Notwithstanding anything to the contrary herein, the performance criteria for any Other Stock-Based Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate and otherwise within the time period required by the Code and the applicable Treasury Regulations, provided that the outcome is substantially uncertain at that time.

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(c) Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash or Shares or a combination thereof, as the Administrator determines.

(d) Termination of Employment or Board Membership.

(i) The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement, (C) death, or (D) otherwise (including Termination for Cause) shall have on any Other Stock-Based Award.

(ii) Unless otherwise provided in the Award Agreement:

(A)     A Termination of Employment or termination from membership on the Board by a Non-employee Director due to Disability or death shall result in immediate full vesting of any as yet unvested Other Stock-Based Award, and in the case of an Other Stock-Based Award which vests on the basis of attainment of a performance goal, the vested amount shall be based upon the target award amount;

(B)     Any other Termination of Employment or termination from membership on the Board by a Non-employee Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Other Stock-Based Awards.

In the event that the Administrator shall provide for vesting as to a ratable portion of a performance period in an Award Agreement for an Other Stock-Based Award under which vesting is based on the attainment of performance criteria over such performance period, the ratable vesting percentage determined by the portion of the performance period during which the Awardee was an Employee of the Company or an Affiliate shall be applied to determine the portion of the Other Stock-Based Award that is vested based upon actual performance results after the completion of the performance period.

13.     Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b) Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, on a basis consistent with U.S. Generally Accepted Accounting Principles (“GAAP”) or on a non-GAAP or adjusted GAAP basis, applied to either the Company as a whole or to a Subsidiary, business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution: (i) sales or cash return on sales; (ii) cash flow or free cash flow or net cash from operating activity; (iii) earnings (including gross margin, earnings before or after interest and taxes, earnings before taxes, and net earnings); (iv) basic or diluted earnings per share; (v) growth in earnings or earnings per share; (vi) stock price; (vii) return on equity or average shareholders’ equity; (viii) total shareholder return; (ix) return on capital; (x) return on assets or net assets; (xi) return on investments; (xii) revenue or gross profits; (xiii) income before or after interest, taxes, depreciation and amortization, or net income; (xiv) pretax income before allocation of corporate overhead and bonus; (xv) operating income or net operating income; (xvi) operating profit or net operating profit (whether before or after taxes); (xvii) operating margin; (xviii) return on operating revenue; (xix) working capital or net working capital; (xx) market share; (xxi) asset velocity index; (xxii) contract awards or backlog; (xxiii) overhead or other expense or cost reduction; (xxiv) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxv) credit rating; (xxvi) strategic plan development and implementation;

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(xxvii) improvement in workforce diversity; (xxviii) customer satisfaction; (xxvix) employee satisfaction; (xxx) management succession plan development and implementation; and (xxxi) employee or customer retention. With respect to any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, the performance criteria must be Qualifying Performance Criteria, and the Administrator will (within the first quarter of the performance period, but in no event more than ninety (90) days into that period) establish the specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts (subject to the right of the Administrator to exercise discretion to reduce payment amounts following the conclusion of the performance period). Extraordinary, non-recurring items that may be the basis of adjustment include acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. GAAP, and foreign exchange gains or losses.

(c) Certification. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrator shall certify in writing the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such criteria relate solely to the increase in the value of the Common Shares).

(d) Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified as of the Grant Date, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced (but not increased) by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

14.     Dividends and Dividend Equivalents.

Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards or Other Stock-Based Awards that, in either case, vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

15.     Adjustments upon Changes in Capitalization, Organic Change or Change of Control.

(a) Adjustment Clause. In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3 of the Plan, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Qualifying Performance Criteria applicable to

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any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by GAAP or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings, provided that in the case of Qualifying Performance Criteria applicable to any performance-based Awards intended to qualify under Code Section 162(m), such adjustment does not violate Section 162(m) of the Code. Any adjustment under this Section 15(a) need not be the same for all Participants.

(b) Change of Control. In the event of a Change of Control, unless otherwise determined by the Administrator as of the Grant Date of a particular Award (or subsequent to the Grant Date), the following acceleration, exercisability and valuation provisions shall apply:

(i) On the date that such Change of Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such Options or Stock Appreciation Rights or substitutes other awards for such Awards, such Awards (or their substitutes) shall become fully exercisable and vested if the Participant’s employment is terminated (other than a Termination for Cause) within two years following the Change of Control.

(ii) Except as may be provided in an individual severance or employment agreement (or severance plan) to which an Awardee is a party, in the event of an Awardee’s Termination of Employment within two years after a Change of Control for any reason other than because of the Awardee’s death, Retirement, Disability or Termination for Cause, each Option and Stock Appreciation Right held by the Awardee (or a transferee) that is vested following such Termination of Employment shall remain exercisable until the earlier of the third anniversary of such Termination of Employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an Awardee’s Termination of Employment more than two years after a Change of Control, or within two years after a Change of Control because of the Awardee’s death, Retirement, Disability or Termination for Cause, the provisions of Sections 8(i) and 10 of the Plan shall govern (as applicable).

(iii) On the date that such Change of Control occurs, the restrictions and conditions applicable to any or all Stock Awards, Stock Unit Awards and Other Stock-Based Awards that are not assumed, or substituted with a new award, by the successor to the Company shall lapse and such Awards shall be fully vested. Unless otherwise provided in an Award Agreement at the Grant Date, upon the occurrence of a Change of Control without assumption or substitution of the Awards by the successor, any performance based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs. All Stock Awards, Stock Unit Awards and Other Stock-Based Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the Change of Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the Awardee shall be entitled to receive the Award from the Company on the date that would have applied absent this provision. If the successor to the Company does assume (or substitute with a new award) any Stock Awards, Stock Unit Awards and Other Stock-Based Awards, all such Awards shall become fully vested if the Participant’s employment is terminated (other than a Termination for Cause) within two years following the Change of Control, and any performance based Award shall be deemed fully earned at the target amount effective as of such Termination of Employment.

(iv) The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, and if there is no excess value, the Committee may, in its discretion, cancel such Awards.

(v) An Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change of Control the Award confers the right

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to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(c) Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (iv) if any Award is subject to Section 409A of the Code, Section 15(b) of the Plan shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 of the Plan in order to ensure that such Award complies with Code Section 409A.

16.     Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the stockholders of the Company and subject to Section 16(b), no such amendment shall be made that would:

(i) increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;

(ii) reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan; or

(iii) reduce the exercise price of outstanding Options or Stock Appreciation Rights, as prohibited by Section 8(c) without stockholder approval.

(b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall materially impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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17.     Designation of Beneficiary.

(a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18.     No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19.     Legal Compliance.

Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

20.     Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.     Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.     Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23.     Governing Law; Interpretation of Plan and Awards.

(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware, except as to matters governed by U.S. federal law.

(b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

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(c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

24.     Section 409A.

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a) If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.

(b) The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(c) Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such Termination of Employment.

(d) In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e) In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f) Notwithstanding anything herein to the contrary, in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A

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25.     Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax or Exchange Control Consequences. Any tax consequence or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

26.     Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

27.     Foreign Employees.

Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

28.     Tax Withholding.

Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

29. Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.

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30. Data Privacy and Transfer

As a condition of acceptance of an Award, the Participant explicitly thereby consents to the collection, use and transfer, in electronic or other form, of personal data by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Affiliates hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social security or other identification number, salary, nationality, job title, Shares held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Affiliates may transfer the Data among themselves as necessary for the purpose of implementation, management and administration of the Plan, and that the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. In addition, by accepting an Award under the Plan, each Participant agrees and acknowledges (i) that the Data will be held only as long as is necessary to implement, manage, and administer the Plan; (ii) that the Participant may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw consent to the use and transfer of the Data, without cost, by delivering such revocation or withdrawal of consent in writing to a designated human resources representative; and (iii) that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan thereafter.

Adopted by the Board of the Directors of the Company on May 6, 2014.

Approved by the Company’s stockholders and effective on ___________, 2014.

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Appendix B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ENERGY FOCUS, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Energy Focus, Inc. (hereinafter called the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Company pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Company and declaring said amendment to be advisable. The stockholders of the Company duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED, that paragraph (A) of Article FOURTH of the Certificate of Incorporation of the Company, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“(A) The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” Effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Certificate of Incorporation (the “Effective Time”), a [NUMBER]1-for-one reverse stock split of the Common Stock shall become effective, pursuant to which each [NUMBER] shares of Common Stock outstanding and held of record by each stockholder of the Company (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Company.

The total number of shares which the Corporation is authorized to issue is [_____________] ([_________]) shares, each with a par value of $0.0001 per share. [__________] ([_________]) shares shall be Common Stock and Two Million (2,000,000) shares shall be Preferred Stock.”

 1 The appropriate reverse stock split number to be determined later by the Board of Directors at a ratio within the range of 1-for-7 to 1-for-15, with a proportionate decrease in the number of authorized shares of Common Stock.

IN WITNESS WHEREOF, the Company has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its Chief Executive Officer this _____ day of _______, 201_.

ENERGY FOCUS, INC.

By:
James Tu, Chief Executive Officer

Broadridge Corporate Issuer Solutions, Inc.
PO Box 1342
Brentwood, NY 11717

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Simon Cheng 02 William Cohen 03 John M. Davenport 04 Xin He 05 Michael R. Ramelot
06 Thomas W. Swidarski 07 James Tu

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000216828_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

ENERGY FOCUS INC.
Annual Meeting of Shareholders
July 15, 2014 1:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Eric Hilliard, James Tu and Frank Lamanna, or each of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of common stock in Energy Focus, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company's principal executive offices at 32000 Aurora Road, Solon, Ohio, 44139, at 1:00 P.M., Eastern Time, 7/15/2014, and at any adjournment or postponement thereof, as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated June 26, 2014 (the "Proxy Statement"), receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000216828_2 R1.0.0.51160

Continued and to be signed on reverse side